EXHIBIT (i)(2)

CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 137 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 02-90946) of my opinion dated August 28, 2008 which was filed as Exhibit (i) to Post-Effective Amendment No. 136.

/s/ Katy D. Burke Katy D. Burke, Esq.

December 18, 2008 Boston, Massachusetts

C-18